COMCAST CORPORATION

                              1996 CASH BONUS PLAN

     (Amended and Restated, Effective December 15, 1998)

     1.   PURPOSE

          The purpose of the Plan is to promote the ability of Comcast Corporation (the "Company") and its Subsidiaries (as defined below) to retain and recruit employees and enhance the growth and profitability of the Company by providing the incentive of short-term and long-term cash bonus awards for continued employment and the attainment of performance objectives.

     2.   DEFINITIONS

          (a) "Affiliate" means, with respect to any Person, any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          (b) "Applicable Percent" means the percentage that corresponds to a Modified Target, as identified in Exhibit A.

          (c) "Annual Amount at Risk" means the amount designated by the Committee for each Plan Year as the maximum portion of the Award payable for such Plan Year, provided that the "Annual Amount at Risk" for the last Plan Year of an Award shall not include the Last Year Amount at Risk.

          (d) "Award" or "Cash Bonus Award" means a cash bonus award granted under the Plan.

          (e) "Award Period" means the period extending from January 1 of the first Plan Year for which there is an Annual Amount at Risk through December 31 of the last Plan Year for which there is an Annual Amount at Risk.

          (f) "Base Year" means 1995, except as otherwise provided by the Committee and provided in an Award.

          (g) "Board" means the Board of Directors of the Company.


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          (h) "C" means the Consolidated Operating Cash Flow of the Company, the
Cable Division or the Cellular Division, as applicable, for the Base Year.

          (i) "Cable Division" means the Company's cable television business, as determined by the Committee in its sole discretion.

          (j)  "Cellular   Division"  means  the  Company's  cellular  telephone
business, as determined by the Committee in its sole discretion.

          (k) "Change of Control" means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions directly or indirectly owns then-outstanding securities of the Company having more than 50 percent of the voting power for the election of directors of the Company.

          (l)  "Committee"   means  the   Subcommittee   on  Performance   Based
Compensation of the Compensation Committee of the Board.

          (m) "Company."

               (i) Except as otherwise provided in Paragraph 2(m)(ii), "Company" means Comcast Corporation, a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

               (ii) For purposes of determining an Eligible Employee's employer, "Company" means Comcast Corporation, a Pennsylvania corporation.

          (n) "Compounded Annual Growth Rate" means the value determined under the following mathematical formula:

                      n
              C [(1+r) ]

where C, r and n have the definitions provided in this Paragraph 2 of the Plan.

          (o) "Consolidated Operating Cash Flow" means the consolidated operating income plus depreciation and amortization, of the Company, the Cable Division or the Cellular Division, as applicable, for a Plan Year, as determined by the Committee in accordance with generally accepted accounting principles. If the results of operations of a business acquired or disposed of after December 31 of the Base Year would, under generally accepted accounting principles, be included (in the case of an acquisition) or excluded (in the case of a disposition) from the consolidated financial statements of the Company, the Cable Division or the Cellular

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Division,  as applicable,  from the date of acquisition or disposition,  and, in such event, the Committee decides in its sole discretion that such inclusion or exclusion will materially affect the comparability of such amount for the Plan Year in which the acquisition or disposition occurs and each Plan Year thereafter to that for the Base Year, then for the purpose of determining whether the Target has been met for the Plan Year in which the acquisition or disposition occurs and each Plan Year thereafter only, the Consolidated Operating Cash Flow for the Base Year shall be restated to account for such acquisition or disposition as if it had occurred on January 1 of the Base Year, using actual historical financial information for the acquired or disposed of business. The Committee may also decide in its sole discretion that an event (such as a non-recurring item or the results of a start-up or development stage business) in a Plan Year will materially affect the comparability of the results of operations for such Plan Year to that for the Base Year, in which case the Committee may restate the results of operations for such Plan Year to make an equitable adjustment thereto.

          (p) "Cumulative Annual Amount at Risk" means, for any Plan Year, the sum of the Annual Amount at Risk for such Plan Year and each preceding Plan Year in the Award Period.

          (q) "Date of Grant" means the date on which an Award is granted.

          (r) "Eligible Employee" means an employee of the Company or a Subsidiary, as determined by the Committee.

          (s) "Grantee" means an Eligible Employee who is granted an Award.

          (t) "Last Year Amount at Risk" means the amount designated by the Committee as the portion of the Award at risk for the last Plan Year in the Award Period, provided that the "Last Year Amount at Risk" shall not include the portion of the Award designated by the Committee as the Annual Amount at Risk for the such Plan Year.

          (u) "Modified Target" means for any Plan Year beginning after 1996, Consolidated Operating Cash Flow for the Company, the Cable Division or the Cellular Division, as applicable, which equals or exceeds a percentage of the Compounded Annual Growth Rate for such Plan Year as established by the Committee for the Company, the Cable Division or the Cellular Division, as applicable; provided that any fractional percentage shall be rounded to the nearest identified percentage.

          (v) "n" means a value applied for purposes of determining the Compounded Annual Growth Rate for the Company, the Cable Division or the Cellular Division, as applicable, as follows:

               (i) for purposes of determining Compounded Annual Growth Rate for the first Plan Year beginning after the Base Year, n = 1.

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               (ii) for purposes of  determining  Compounded  Annual Growth Rate for the second Plan Year beginning after the Base Year, n = 2.

               (iii) for purposes of determining Compounded Annual Growth Rate for the third Plan Year beginning after the Base Year, n = 3.

               (iv) for purposes of determining Compounded Annual Growth Rate for the fourth Plan Year beginning after the Base Year, n = 4.

               (v) for purposes of determining Compounded Annual Growth Rate for the fifth Plan Year beginning after the Base Year, n = 5.

          (w) "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

          (x) "Plan" means the Comcast Corporation 1996 Cash Bonus Plan, as set forth herein, and as amended from time to time.

          (y) "Plan Year" means the calendar year.

          (z) "r" means the interest rate established by the Committee for purposes of determining the Compounded Annual Growth Rate for the Company, the Cable Division or the Cellular Division, as applicable.

          (aa) "Roberts Family." Each of the following is a member of the Roberts Family:

               (i) Ralph J. Roberts;

               (ii) a lineal descendant of Ralph J. Roberts; or

               (iii) a trust established for the benefit of any of Ralph J. Roberts and/or a lineal descendant or descendants of Ralph J. Roberts.

          (bb) "Subsidiary" means a corporation that, at the time in question, is a subsidiary corporation of the Company, within the meaning of section 424(f) of the Code.

          (cc) "Target" means, for any Plan Year beginning after the Base Year, Consolidated Operating Cash Flow for the Company, the Cable Division or the Cellular Division, as applicable, which equals or exceeds the Compounded Annual Growth Rate for such Plan Year, based on the annualized interest rate, "r," established by the Committee for the Company, the Cable Division or the Cellular Division, as applicable.


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          (dd) "Terminating Event" means any of the following events:

               (i) the liquidation of the Sponsor; or

               (ii) a Change of Control.

          (ee) "Third Party" means any Person, together with such Person's Affiliates, provided that the term "Third Party" shall not include the Company, an Affiliate of the Company or any member or members of the Roberts Family.

          (ff) "Total Annual Amounts at Risk" means the sum of the Annual Amounts at Risk for an Award.

     3.   RIGHTS TO BE GRANTED

          Rights that may be granted under the Plan are rights to cash payments, payable in accordance with the terms of the Plan and the Award document.

     4.   ADMINISTRATION OF THE PLAN

          (a) Administration. The Plan shall be administered by the Committee.

          (b) Grants. Subject to the express terms and conditions set forth in the Plan, the Committee shall have the power, from time to time, to:

               (i) select those Eligible Employees to whom Awards shall be granted under the Plan, to determine the amount of cash to be paid pursuant to each Award, and, pursuant to the provisions of the Plan, to determine the terms and conditions of each Award; and

               (ii) interpret the Plan's provisions, prescribe, amend and rescind rules and regulations for the Plan, and make all other determinations necessary or advisable for the administration of the Plan.

The determination of the Committee in all matters as stated above shall be conclusive.

          (c) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

          (d) Exculpation. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards thereunder unless (i) the member of

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the  Committee  has breached or failed to perform the duties of his office,  and
(ii)  the  breach  or  failure  to  perform  constitutes  self-dealing,   wilful
misconduct or recklessness; provided, however, that the provisions of this Paragraph 4(d) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute.

          (e) Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of the action, suit or proceeding.

     5.   ELIGIBILITY

          Awards may be granted only to Eligible Employees of the Company and its Subsidiaries, as determined by the Committee. No Awards shall be granted to an individual who is not an Eligible Employee of the Company or a Subsidiary.

     6.   CASH BONUS AWARDS

          The Committee may grant Awards in accordance with the Plan. The terms and conditions of Awards shall be set forth in writing as determined from time to time by the Committee, consistent, however, with the following:

          (a) Time of Grant. All Awards shall be granted within five years from the date of adoption of the Plan by the Board.

          (b) Non-uniformity of Awards. The provisions of Awards need not be the same with respect to each Grantee.

          (c) Awards and Agreements. The terms of each Award shall be reflected in an Award document in form and substance satisfactory to the Committee.

          (d) Conditions to Payment of Awards. The Committee shall establish such conditions on the payment of a bonus pursuant to an Award as it may, in its sole discretion, deem appropriate. The conditions shall be set forth in the Award document. The Award may provide for the payment of Awards in installments, or upon the satisfaction of divisional or Company-wide performance targets, as determined by the Committee. The Committee may, in its sole discretion, waive, in whole or in part, any remaining conditions to payment of a Grantee's Award. The Grantee shall not be permitted to sell, transfer, pledge or assign any amount payable

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pursuant to the Plan or an Award  (provided  that the right to payment  under an
Award may pass by will or the laws of descent and distribution).

          (e) Termination of Grantee's Employment.

               (1) A transfer of an Eligible Employee between two employers, each of which is the Company or a Subsidiary (a "Transfer"), shall not be deemed a termination of employment. The Committee may grant Awards pursuant to which the Committee reserves the right to modify the calculation of an Award in connection with a Transfer. In general, except as otherwise provided by the Committee at the time an Award is granted or in connection with a Transfer, upon the Transfer of a Grantee between divisions while an Award is outstanding and unexpired, the outstanding Award shall be treated as having terminated and expired, and a new Award shall be treated as having been made, effective as of the effective date of the Transfer, for the portion of the Award which had not expired or been paid, but subject to the performance and payment conditions applicable generally to Awards for Grantees who are employees of the transferee division, all as shall be determined by the Committee in an equitable manner.

               (2) In the event that a Grantee terminates employment with the Company and its Subsidiaries, all Awards remaining subject to conditions to payment shall be forfeited by the Grantee and deemed canceled by the Company.

          (f) Time of Grant. Subject to Paragraph 11, and as further provided in Paragraphs 7, 8, 9 and 10, following the satisfaction of the conditions to payment of an Award, the Company shall pay the Grantee (or the person to whom the right to payment may have passed by will or the laws of descent and distribution) the amount payable in connection with the lapse of such restrictions.

     7.   CONDITIONS TO PAYMENT OF CASH BONUS AWARDS

          Except as otherwise determined by the Committee and provided in the terms of an Award:

          (a) The restrictions on the payment of Awards of Grantees employed by the Company shall be determined pursuant to Paragraph 8.

          (b) The conditions to the payment of Awards of Grantees employed by the Cable Division shall be determined pursuant to Paragraph 9.

          (c) The conditions to the payment of Awards of Grantees employed by the Cellular Division shall be determined pursuant to Paragraph 10.

     8.   CORPORATE TARGET AND CASH BONUS


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          (a) Amount of Cash  Bonus  Award.  The amount of an Award to  Eligible
Employees of the Company shall be determined by the Committee.

          (b) Target. The Target for Eligible Employees of the Company shall be met for each Plan Year beginning after the Base Year if Consolidated Operating Cash Flow for the Company equals or exceeds the Compounded Annual Growth Rate for such Plan Year, where "r" equals 12 percent (0.12); provided that the Modified Target and Applicable Percent for purposes of this Paragraph 8 shall be determined in accordance with Exhibit A.

          (c) Awards with Dates of Grant Before July 1, 1996. Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of the Award is before July 1, 1996.

               (i) Payment of Cash Bonus Award. The Cash Bonus Award shall be paid to a Grantee at the following times if the following conditions are satisfied:

                    (v) 15 percent of the Award shall be paid on or before March 15, 1997 if the Target is met for the 1996 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1996.

                    (w) 30 percent of the Award (less any portion of the Award previously paid to Grantee) (the "1997 Basic Award") shall be paid on or before March 15, 1998 if the Target is met for the 1997 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1997; provided, however, that if a Modified Target is met for the 1997 Plan Year, the Applicable Percent of the 1997 Award shall be paid.

                    (x) 45 percent of the Award (less any portion of the Award previously paid to Grantee) (the "1998 Basic Award") shall be paid on or before March 15, 1999 if the Target is met for the 1998 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1998; provided, however, that if a Modified Target is met for the 1998 Plan Year, the Applicable Percent of the 1998 Award shall be paid.

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                    (y)  60 percent of the Award  (less any portion of the Award previously paid to Grantee) (the "1999 Basic Award") shall be paid on or before March 15, 2000 if the Target is met for the 1999 Plan Year and the Grantee is an
                         active   employee  of  the  Company  or  a   Subsidiary
                         continuously from the Date of Grant to December 31, 1999; provided, however, that if a Modified Target is met for the 1999 Plan Year, the Applicable Percent of the 1999 Award shall be paid.

                    (z) 75 percent of the Award (less any portion of the Award previously paid to Grantee) (the "2000 Basic Award") shall be paid on or before March 15, 2001 if the Target is met for the 2000 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000; provided, however, that if a Modified Target is met for the 2000 Plan Year, the Applicable Percent of the 2000 Award shall be paid.

               (ii) Payment of Supplemental Cash Bonus Award. If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000, the Grantee shall be paid an additional portion of the Cash Bonus Award on or before March 15, 2001. Such additional portion of the Cash Bonus Award shall be equal to the sum of the following amounts, provided that the amount determined under any of (v), (w), (x), (y) or (z) below shall not be less than zero.

                    (v) 5 percent of the Award if the Target was met for the 1996 Plan Year or, if a Modified Target was met for the 1996 Plan Year, the Applicable Percent of 5 percent of the Award.

                    (w) 10 percent of the Award (less the amount described in Paragraph 8(c)(ii)(v)) (the "1997 Supplemental Award") if the Target was met for the 1997 Plan Year or, if a Modified Target was met for the 1997 Plan Year, the Applicable Percent of the 1997 Supplemental Award.

                    (x) 15 percent of the Award (less the sum of the amounts described in Paragraphs 8(c)(ii)(v) and

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                         (w)) (the "1998 Supplemental  Award") if the Target was
                         met for the 1998 Plan Year or, if a Modified Target was met for the 1998 Plan Year, the Applicable Percent of the 1998 Supplemental Award.

                    (y) 20 percent of the Award (less the sum of the amounts described in Paragraphs 8(c)(ii)(v), (w) and (x)) (the "1999 Supplemental Award") if the Target was met for the 1999 Plan Year or, if a Modified Target was met for the 1999 Plan Year, the Applicable Percent of the 1999 Supplemental Award.

                    (z) 25 percent of the Award (less the sum of the amounts described in Paragraphs 8(c)(ii)(v), (w), (x) and (y)) (the "2000 Supplemental Award") if the Target was met for the 2000 Plan Year or, if a Modified Target was met for the 2000 Plan Year, the Applicable Percent of the 2000 Supplemental Award.

          (d) Awards With Dates of Grant After June 30, 1996. Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of an Award is after June 30, 1996.

               (i) For the first Plan Year in the Award Period, the Annual Amount at Risk for such Plan Year shall be paid on or before March 15 next following such Plan Year if the Target is met for such Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of such Plan Year; provided, however, that if a Modified Target is met for such Plan Year, the Applicable Percent of the Annual Amount at Risk for such Plan Year shall be paid.

               (ii) For each succeeding Plan Year in the Award Period, the Cumulative Annual Amount at Risk (less any portion of the Award previously paid to the Grantee) (the "Succeeding Plan Year Basic Award") shall be paid on or before March 15 next following such Plan Year if the Target is met for such Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of such Plan Year; provided, however, that if a Modified Target is met for such succeeding Plan Year, the Applicable Percent of the Succeeding Plan Year Basic Award shall be paid.

               (iii) If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of the last Plan Year in the

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Award Period,  the Grantee shall be paid an additional portion of the Cash Bonus
Award on or before March 15 of the next succeeding calendar year, determined as the sum of the following amounts:

                    (x) A percentage of the Award if the Target was met for the first Plan Year in the Award Period, or, if a Modified Target was met for the first Plan Year in the Award Period, the Applicable Percent of such amount.

                    (y) A percentage of the Award (less the sum of the amounts described in Paragraph 8(d)(iii)(x) and this Paragraph 8(d)(iii)(y) for all preceding Plan Years) (the "Supplemental Award") if the Target was met for a succeeding Plan Year in the Award Period, or if a Modified Target was met for such succeeding Plan Year, the Applicable Percent of the Supplemental Award, provided that the applicable amount for any Plan Year shall not be less than zero.

                    (z) The portion of the Award assigned to each Plan Year pursuant to this Paragraph 8(d)(iii) shall be equal to the product of (i) the Last Year Amount at Risk times
                         (ii) the quotient obtained by dividing the Cumulative Annual Amount at Risk for such Plan Year by the Total Annual Amounts at Risk.

     9.   CABLE DIVISION TARGET AND CASH BONUS

          (a) Amount of Cash Bonus Award. The amount of an Award to Eligible Employees of the Cable Division shall be determined by the Committee.

          (b) Target. The Target for Eligible Employees of the Cable Division shall be met for each Plan Year beginning after the Base Year if Consolidated Operating Cash Flow for the Cable Division equals or exceeds the Compounded Annual Growth Rate for such Plan Year, where "r" equals 10 percent (0.10); provided that the Modified Target and Applicable Percent for purposes of this Paragraph 9 shall be determined in accordance with Exhibit A.

          (c) Awards with Dates of Grant Before July 1, 1996. Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of the Award is before July 1, 1996.


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               (i)  Payment of Cash Bonus  Award.  The Cash Bonus Award shall be paid to a Grantee at the following times if the following conditions are satisfied:

                    (v) 15 percent of the Award shall be paid on or before March 15, 1997 if the Target is met for the 1996 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1996.

                    (w) 30 percent of the Award (less any portion of the Award previously paid to Grantee) (the "1997 Basic Award") shall be paid on or before March 15, 1998 if the Target is met for the 1997 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1997; provided, however, that if a Modified Target is met for the 1997 Plan Year, the Applicable Percent of the 1997 Award shall be paid.

                    (x) 45 percent of the Award (less any portion of the Award previously paid to Grantee) (the "1998 Basic Award") shall be paid on or before March 15, 1999 if the Target is met for the 1998 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1998; provided, however, that if a Modified Target is met for the 1998 Plan Year, the Applicable Percent of the 1998 Award shall be paid.

                    (y) 60 percent of the Award (less any portion of the Award previously paid to Grantee) (the "1999 Basic Award") shall be paid on or before March 15, 2000 if the Target is met for the 1999 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1999; provided, however, that if a Modified Target is met for the 1999 Plan Year, the Applicable Percent of the 1999 Award shall be paid.


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                    (z)  75 percent of the Award  (less any portion of the Award previously paid to Grantee) (the "2000 Basic Award") shall be paid on or before March 15, 2001 if the Target is met for the 2000 Plan Year and the Grantee is an
                         active   employee  of  the  Company  or  a   Subsidiary
                         continuously from the Date of Grant to December 31, 2000; provided, however, that if a Modified Target is met for the 2000 Plan Year, the Applicable Percent of the 2000 Award shall be paid.

               (ii) Payment of Supplemental Cash Bonus Award. If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000, the Grantee shall be paid an additional portion of the Cash Bonus Award on or before March 15, 2001. Such additional portion of the Cash Bonus Award shall be equal to the sum of the following amounts, provided that the amount determined under any of (v), (w), (x), (y) or (z) below shall not be less than zero.

                    (v) 5 percent of the Award if the Target was met for the 1996 Plan Year or, if a Modified Target was met for the 1996 Plan Year, the Applicable Percent of 5 percent of the Award.

                    (w) 10 percent of the Award (less the amount described in Paragraph 9(c)(ii)(v)) (the "1997 Supplemental Award") if the Target was met for the 1997 Plan Year or, if a Modified Target was met for the 1997 Plan Year, the Applicable Percent of the 1997 Supplemental Award.

                    (x) 15 percent of the Award (less the sum of the amounts described in Paragraphs 9(c)(ii)(v) and (w)) (the "1998 Supplemental Award") if the Target was met for the 1998 Plan Year or, if a Modified Target was met for the 1998 Plan Year, the Applicable Percent of the 1998 Supplemental Award.

                    (y) 20 percent of the Award (less the sum of the amounts described in Paragraphs 9(c)(ii)(v), (w) and (x)) (the "1999 Supplemental Award") if the Target was met for the 1999 Plan Year or, if a Modified Target was met for the 1999 Plan Year, the

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                         Applicable Percent of the 1999 Supplemental Award.

                    (z) 25 percent of the Award (less the sum of the amounts described in Paragraphs 9(c)(ii)(v), (w), (x) and (y)) (the "2000 Supplemental Award") if the Target was met for the 2000 Plan Year or, if a Modified Target was met for the 2000 Plan Year, the Applicable Percent of the 2000 Supplemental Award.

          (d) Awards With Dates of Grant After June 30, 1996. Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of an Award is after June 30, 1996.

               (i) For the first Plan Year in the Award Period, the Annual Amount at Risk for such Plan Year shall be paid on or before March 15 next following such Plan Year if the Target is met for such Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of such Plan Year; provided, however, that if a Modified Target is met for such Plan Year, the Applicable Percent of the Annual Amount at Risk for such Plan Year shall be paid.

               (ii) For each succeeding Plan Year in the Award Period, the Cumulative Annual Amount at Risk (less any portion of the Award previously paid to the Grantee) (the "Succeeding Plan Year Basic Award") shall be paid on or before March 15 next following such Plan Year if the Target is met for such Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of such Plan Year; provided, however, that if a Modified Target is met for such succeeding Plan Year, the Applicable Percent of the Succeeding Plan Year Basic Award shall be paid.

               (iii) If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of the last Plan Year in the Award Period, the Grantee shall be paid an additional portion of the Cash Bonus Award on or before March 15 of the next succeeding calendar year, determined as the sum of the following amounts:

                    (x) A percentage of the Award if the Target was met for the first Plan Year in the Award Period, or, if a Modified Target was met for the first Plan Year in the Award Period, the Applicable Percent of such amount.


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                    (y)  A percentage  of the Award (less the sum of the amounts described in Paragraph  9(d)(iii)(x) and this Paragraph
                         9(d)(iii)(y)   for  all  preceding   Plan  Years)  (the
                         "Supplemental Award") if the Target was met for a succeeding Plan Year in the Award Period, or if a Modified Target was met for such succeeding Plan Year, the Applicable Percent of the Supplemental Award, provided that the applicable amount for any Plan Year shall not be less than zero.

                    (z) The portion of the Award assigned to each Plan Year pursuant to this Paragraph 9(d)(iii) shall be equal to the product of (i) the Last Year Amount at Risk times
                         (ii) the quotient obtained by dividing the Cumulative Annual Amount at Risk for such Plan Year by the Total Annual Amounts at Risk.

     10.  CELLULAR DIVISION TARGET AND CASH BONUS

          (a) Amount of Cash Bonus Award. The amount of an Award to Eligible Employees of the Cellular Division shall be determined by the Committee.

          (b) Target. The Target for Eligible Employees of the Cellular Division shall be met for each Plan Year beginning after the Base Year if Consolidated Operating Cash Flow for the Cellular Division equals or exceeds the Compounded Annual Growth Rate for such Plan Year, where "r" equals 15 percent (0.15); provided that the Modified Target and Applicable Percent for purposes of this Paragraph 10 shall be determined in accordance with Exhibit A.

          (c) Awards with Dates of Grant Before July 1, 1996. Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of an Award is before July 1, 1996.

               (i) Payment of Cash Bonus Award - Performance Target Condition. Half of the Cash Bonus Award (hereinafter, the "Cellular Performance Award") shall be subject to service and performance conditions. If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000, the Grantee shall be paid all or part of the Cellular Performance Award on or before March 15, 2001. The Cellular Performance Award shall be equal to the sum of the following amounts, provided that the amount determined under any of (v), (w), (x), (y) or (z) below shall not be less than zero.

                    (v) 20 percent of the Cellular Performance Award if the Target was met for the 1996 Plan Year or, if a

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

                         Modified Target was met for the 1996 Plan Year, the Applicable Percent of 20 percent of the Cellular Performance Award.

                    (w) 40 percent of the Cellular Performance Award (less the amount described in Paragraph 10(c)(i)(v)) (the "1997 Cellular Performance Award") if the Target was met for the 1997 Plan Year or, if a Modified Target was met for the 1997 Plan Year, the Applicable Percent of the 1997 Cellular Performance Award.

                    (x) 60 percent of the Cellular Performance Award (less the sum of the amounts described in Paragraphs 10(c)(i)(v) and (w)) (the "1998 Cellular Performance Award") if the Target was met for the 1998 Plan Year or, if a Modified Target was met for the 1998 Plan Year, the Applicable Percent of the 1998 Cellular Performance Award.

                    (y) 80 percent of the Cellular Performance Award (less the amounts described in Paragraphs 10(c)(i)(v), (w) and
                         (x)) (the "1999 Cellular Performance Award") if the Target was met for the 1999 Plan Year or, if a Modified Target was met for the 1999 Plan Year, the Applicable Percent of the 1999 Cellular Performance Award.

                    (z) 100 percent of the Cellular Performance Award (less the amounts described in Paragraphs 10(c)(i)(v), (w), (x) and (y)) (the "2000 Cellular Performance Award") if the Target was met for the 2000 Plan Year or, if a Modified Target was met for the 2000 Plan Year, the Applicable Percent of the 2000 Cellular Performance Award.

               (ii) Payment of Cash Bonus Award - Service Condition. Half of the Cash Bonus Award (hereinafter, the "Cellular Service Award") shall be subject to service conditions, and shall be paid to a Grantee at the following times if the following conditions are satisfied:

                    (v) 20 percent of the Cellular Service Award shall be paid on or before February 29, 1996.

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                    (w)  20 percent of the Cellular  Service Award shall be paid on or before  February  28,  1998 if the  Grantee is an
                         active   employee  of  the  Company  or  a   Subsidiary
                         continuously from the Date of Grant to December 31, 1997.

                    (x) 20 percent of the Cellular Service Award shall be paid on or before February 28, 1999 if the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1998.

                    (y) 20 percent of the Cellular Service Award shall be paid on or before February 29, 2000 if the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1999.

                    (z) 20 percent of the Cellular Service Award shall be paid on or before February 28, 2001 if the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000.

          (d) Awards With Dates of Grant After June 30, 1996. Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of an Award is after June 30, 1996.

               (i) Payment of Cash Bonus Award - Performance Target. Half of the Cash Bonus Award (hereinafter, the "Cellular Performance Award") shall be subject to service and performance conditions. If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of the last Plan Year in the Award Period, the Grantee shall be paid all or part of the Cellular Performance Award on or before March 15 of the next succeeding calendar year. The Cellular Performance Award shall be equal to the sum of the following amounts:

                    (x) A percentage of the Award if the Target was met for the first Plan Year in the Award Period, or, if a Modified Target was met for the first Plan Year in the Award Period, the Applicable Percent of such amount.


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                    (y)  A percentage  of the Award (less the sum of the amounts described in Paragraph  10(d)(i)(x)  and this Paragraph
                         10(d)(i)(y)   for  all   preceding   Plan  Years)  (the
                         "Performance Award Amount") if the Target was met for a succeeding Plan Year in the Award Period, or if a Modified Target was met for such succeeding Plan Year,
                         the  Applicable   Percent  of  such  Performance  Award
                         Amount, provided that the applicable amount for any Plan Year shall not be less than zero.

                    (z) The portion of the Award assigned to each Plan Year pursuant to this Paragraph 10(d)(i) shall be equal to the "Cumulative Cellular Performance Award." For purposes of this Paragraph 10(d)(i), the term "Cumulative Cellular Performance Award" means the product of the Cellular Performance Award times a fraction, the numerator of which is the value "n" assigned to such Plan Year pursuant to Paragraph 2(v), and the denominator of which is the total number of Plan Years in the Award Period.

               (ii) Payment of Cash Bonus Award - Service Condition. Half of the Cash Bonus Award (hereinafter, the "Cellular Service Award") shall be subject to service conditions, and shall be paid to a Grantee at the following times if the following conditions are satisfied, provided that no payment of a Cellular Service Award shall be made unless the Grantee shall have delivered to the Company a duly executed employment agreement in form and substance satisfactory to the Company:

                    (w) A percentage of the Cellular Service Award shall be paid as soon as reasonably practicable following the Date of Grant.

                    (x) A percentage of the Cellular Service Award shall be paid on or before the last day of February of the third Plan Year in the Award Period, if any, if the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of the second Plan Year in the Award Period.

                    (y) A percentage of the Cellular Service Award shall be paid on or before the last day of February of each

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                         succeeding  Plan Year in the Award  Period,  if any, if
                         the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of the Plan Year preceding such succeeding Plan Year in the Award Period.

                    (z) The percentage of the Cellular Service Award assigned to each Plan Year pursuant to this Paragraph 10(d)(ii) shall be equal to the quotient obtained by dividing the Cellular Service Award by the number of Plan Years in the Award Period.

     11.  TAXES

          The Company shall withhold the amount of any federal, state, local or other tax, charge or assessment attributable to the grant of any Award or lapse of restrictions under any Award as it may deem necessary or appropriate, in its sole discretion.

     12.  TERMINATING EVENTS

          The Committee shall give Grantees at least thirty (30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. The Committee may, in its discretion, provide in such notice that upon the consummation of such Terminating Event, any remaining conditions to payment of a Grantee's Award shall be waived, in whole or in part.

     13.  AMENDMENT AND TERMINATION

          The Plan may be terminated by the Board or the Committee at any time. The Plan may be amended by the Board or the Committee at any time. No Award shall be affected by any such termination or amendment without the written consent of the Grantee.

     14.  EFFECTIVE DATE

          The effective date of this amendment and restatement of the Plan is December 15, 1998, the date on which it was adopted by the Committee. To the extent provided by the Committee, the rules of the Plan, as amended and restated, shall apply to the determination of payments to be made pursuant to the Plan on and after the effective date of this amendment and restatement of the Plan.


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     15.  GOVERNING LAW

          The Plan and all determinations made and actions taken pursuant to the Plan shall be governed in accordance with Pennsylvania law.


                                     Executed this 15th day of December, 1998.


                                     COMCAST CORPORATION



                                     BY: /s/ Stanley Wang



                                     ATTEST: /s/ Arthur R. Block


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                          EXHIBIT A


         Applicable Percents and Modified Targets


Achievement Range                          Percent Vested

     100%                                       100%
   95 - 99%                                      95%
   90 - 94%                                      90%
   85 - 89%                                      80%
   80 - 84%                                      70%
   75 - 79%                                      50%
   70 - 74%                                      30%
less than 70%                                     0%






                                      -21-